IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx Mount Milligan Stream Update July 5, 2016 EXHIBIT 99.2

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx Cautionary Statement 2 This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to : the proposed Arrangement Agreement between Centerra Gold and Thompson Creek Metals and receipt of approvals required to complete the Arrangement Agreement ; expected gold and copper production, cost, reserve and mine life estimates and forecasts from the operators of the Mount Milligan mine ; anticipated growth in the volume of metals subject to the Company’s royalty and stream interests ; elimination of market uncertainty related to Mount Milligan ; adequacy of liquidity ; sources and uses of capital ; projected cash balances and leverage amounts ; statements concerning Centerra’s cash position, net debt position, pro forma cash flows, dividend rates and market valuation ; statements concerning continued operation of Mount Milligan regardless of the operator’s financial situation ; and statements or estimates from operators of properties where we have royalty and stream interests regarding their projections of steady, increasing or decreasing production while in operation . Factors that could cause actual results to differ materially from these forward-looking statements include, among others : the risks inherent in construction, development and operation of mining properties, including those specific to new mines being developed and operated in foreign countries ; changes in gold, silver, copper, nickel and other metals prices ; performance of and production at the Company’s royalty and stream properties ; decisions and activities of the Company’s management ; unexpected operating costs ; decisions and activities of the operators of the Company’s royalty and stream properties ; changes in operators’ mining and processing techniques or royalty calculation methodologies ; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties ; declining grades over the life of the Company’s royalty and stream properties ; inaccuracies in technical reports and reserve estimates ; revisions by operators of reserves, resources, mineralization or production estimates ; changes in project parameters as plans of the operators are refined ; the results of current or planned exploration activities ; discontinuance of exploration activities by operators seeking additional financing from the Company or third parties ; economic and market conditions ; variations between operators’ production estimates and our estimates of net GEOs ; operations on lands subject to aboriginal rights ; the ability of operators of development properties to finance construction to project completion and bring projects into production and operate them in accordance with feasibility studies ; challenges to the Company’s royalty interests, or title and other defects in the Company’s royalty properties ; errors or disputes in calculating royalty payments or stream deliveries, or payments or deliveries not made in accordance with royalty or stream agreements ; the liquidity and future financial needs of the Company ; the impact of future acquisitions and royalty and stream financing transactions ; adverse changes in applicable laws and regulations ; litigation ; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments . These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission . Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date . The Company’s past performance is not necessarily indicative of its future performance . The Company disclaims any obligation to update any forward-looking statements . July 5, 2016

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx Peñasquito 3 Mount Milligan – Parent Company is Thompson Creek Metals Company, Inc . (TCM) Located in British Columbia, Canada First (lowest) quartile of worldwide production costs 1 21 year mine life (reserves only) 2 » 5.7 Moz contained gold reserves » 2,185 Mlbs contained copper reserves Thompson Creek 2016 volume guidance of 55 - 65 Mlbs copper and 240 - 270 koz gold Mount Milligan Overview July 5, 2016 1 Based on Wood Mackenzie’s Q2 2016 global copper mine cost curve. C1 cash costs include direct cash costs associated with mining, processing and the realiz ati on of the concentrate or marketable product, with an allowance for by - product credits. C1 cash costs also include general and administrative costs directly related to mine production. 2 Based on reserves as reported by the operator as of December 31, 2015. Production subject to risks outlined on slide 2 . $0.00 $1.00 $2.00 $3.00 $4.00 0% 25% 50% 75% 100% 2016E C1 Cash Cost (US$ / lb) 2016E Cumulative Copper Production, Mlbs (%) Mount Milligan US$0.25 - $0.70/lb Cu

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx 4 Royal Gold – Mount Milligan History July 5, 2016 Royal Gold invested US$781m in three tranches (2010 - 2013 ) in exchange for a streaming interest over the life of the mine Existing stream agreement calls for Royal Gold to receive 52.25% of the payable gold in exchange for payments of $ 435/ oz over the life of the mine Achieved commercial production in February 2014 and design capacity in December 2015 Through May 31, 2016, Mount Milligan has delivered 207 koz of gold to Royal Gold and approximately US$156m in revenue net of stream payments A World Class Gold – Copper Mine

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx 5 Royal Gold was a Catalyst July 5, 2016 Thompson Creek Capital Structure » Debt, US$833m due from December 2017 to May 2019 » Cash, US$139m as of March 31, 2016 » Market Capitalization, ~US$100m Mount Milligan Importance to Royal Gold » 24% of GEO reserves » 27% of net revenue for the first three quarters of fiscal 2016 Our Goals » Maintain value » Obtain s trong operating and financial partner Royal Gold was a Catalyst » Engaged with many companies regarding Mount Milligan — Primary gold, primary b ase m etal, private equity/investment - oriented f irms » Royal Gold open to amend the gold stream to generate additional interest from gold companies while maintaining value » Led to a robust process and support of Thompson Creek - Centerra deal

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx Centerra and Thompson Creek entered into an Arrangement Agreement Centerra to acquire Thompson Creek, all stakeholders addressed » Mount Milligan streaming agreement amended — With combined gold - copper stream, Royal Gold maintains economic interest equivalent to the current arrangement » Cash consideration for the secured and unsecured bondholders » Centerra equity consideration for the Thompson Creek shareholders Closing conditional on Approvals: » C ourt approval of the Arrangement Agreement » Thompson Creek shareholder vote Closing expected in fall 2016 6 Mount Milligan Free Market Solution July 5, 2016

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx Royal Gold’s Mount Milligan economic interest, investment protection maintained » NAV n eutral to Royal Gold at consensus metal prices 1 , using differential discount rates 2 » Senior debt cap maintained » Leverage ratio covenant » Inter - creditor agreement survives Centerra is a f inancially strong partner » Established, profitable and diverse asset base » Centerra e nterprise value (EV) of US$936m and debt of just US$74m at March 31, 2016 » Robust pro forma cash flows support leverage, maturity schedule and terms of debt A seasoned operator with significant technical expertise » Centerra produced over 520 koz of gold in 2015 and over 10 Moz since 1997 » Talented and focused operating team Favorable value for all current and future stakeholders 7 Transaction Meets Royal Gold Goals July 5, 2016 1 Using average of analyst estimates for gold and copper prices as of June 27, 2016 2 5% discount rate for gold, 7.5% for copper

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx 8 Mount Milligan Stream Details July 5, 2016 Existing Stream: » 52.25% of gold, payment of $435/ oz of gold delivered Amended Stream: » 35% of gold, payment - $ 435/ oz of gold delivered » 18.75% of copper, payment – 15% of prevailing copper spot price per metric tonne delivered Amendment is value - neutral on a discounted cash flow basis 0 400,000 800,000 1,200,000 1,600,000 0 30,000 60,000 90,000 120,000 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 Net Gold Equivalent Ounces 1 Current (left) Amended (left) Current Cumulative (right) Amended Cumulative (right) 1 Pro - Forma net gold equivalent ounces calculated as Royal Gold’s estimated revenue from Mount Milligan less applicable stream pay ments, divided by consensus gold price as of June 27, 2016. Production subject to risks outlined on slide 2.

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx 9 Favorable Metal Ratios July 5, 2016 Source: Bloomberg market data as of 01 - Jul - 2016 Note: US$ basis The current gold / copper price ratio is well above the historical average 1 and presents a buying opportunity 0 x 100 x 200 x 300 x 400 x 500 x 600 x 700 x 800 x 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Gold / Copper Ratio 20Y Ratio 10Y Ratio 602 x 386 x 374 x

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx 10 Gold Focused Royal Gold expects 75% of estimated net revenue from gold 1 on a pro - forma basis July 5, 2016 1 Pro - Forma includes expected silver from Pueblo Viejo and effect of Mount Milligan copper stream. FY17 Net Revenue from gold is e xpected to be approximately 81%. 0% 25% 50% 75% 100% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 FY16 To Date PF FY18-22 Gold Silver Other

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx Toronto - based, mid - tier gold producer » Successor to substantially all of the gold businesses of Cameco Corporation » IPO on TSX in 2004 Strong financial position » US$1.4b market capitalization » US$966m EV ( US$502m cash and cash equivalents, US$74m debt) 1 » Dividends paid each year since 2010 (cumulative US$248m to date) Low cost producer » Pro Forma 2016 gold production of approximately 700 koz at US$675 - $ 725/ oz and all - in sustaining costs (AISC) of US$850 - $ 925/oz 2 11 Centerra Gold will be a Strong Operator 1 March 31, 2016, before giving effect to the contemplated Thompson Creek transaction 2 Net of the stream, on a by - product basis Source: Centerra Gold public disclosure July 5, 2016

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx 12 Stream e conomics maintained Operationally and financially strong operator Investment protection Opportunistic purchase of copper component Expect to continue to have 75% of net revenue from gold Eliminates Mount Milligan interest market uncertainty Favorable to current and future stakeholders Royal Gold Supports Transaction July 5, 2016

IBDROOT \ PROJECTS \ IBD - NY \ HARDPAN2015 \ 584619_1 \ Presentations \ 34. 2016 - 07 - 05 Chess Investor Presentation \ RGLD Chess Investor Presentation - 2016 - 07 - 05 1230AM EST v02.pptx 1660 Wynkoop Street, #1000 Denver, CO 80202 - 1132 303.573.1660 info @royalgold.com www.royalgold.com 1660 Wynkoop Street, #1000 Denver, CO 80202 - 1132 303.573.1660 info @royalgold.com www.royalgold.com